NUVEEN MID CAP VALUE 1 FUND

SUPPLEMENT DATED MARCH 18, 2025

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 28, 2025

At a special meeting held on March 5, 2025, shareholders of Nuveen Mid Cap Value 1 Fund (the “Fund”) did not approve the proposed reorganization of the Fund into Nuveen Mid Cap Value Fund that was previously approved by the Board of Directors of the Fund (the “Board”) in September 2024.

As described in the proxy materials provided to Fund shareholders in connection with the proposed reorganization, the Board will review and take such action as it deems to be in the best interests of the Fund, including continuing to operate the Fund as described in the prospectus, liquidating the Fund, or such other options the Board may consider. Fund shareholders will be notified when the Board approves a course of action for the Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCVSP-0325P